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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of report September 21, 2005


                                SPATIALIGHT, INC.
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               (Exact Name of Registrant as Specified in Charter)


         New York                  000-19828                     16-1363082
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(State or Other Jurisdiction      (Commission                  (IRS Employer
     of Incorporation)            File Number)               Identification No.)


   Five Hamilton Landing, Suite 100, Novato, California            94949
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      (Address of Principal Executive Offices)                   (Zip Code)


   Registrant's telephone number, including area code         (415) 883-1693
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          (Former Name or Former Address, if Changed Since Last Report)


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                                TABLE OF CONTENTS
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Item 8.01. Other Events.

SIGNATURES

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Item 8.01. Other Events.

SpatiaLight has been advised by the staff of the Securities and Exchange Commission that it is conducting an informal inquiry into the circumstances surrounding our filing of consents of the independent registered accounting firm BDO Seidman, LLP, without requisite authorization, allowing us to incorporate by reference in the prospectus constituting a part of our Form S-3 Registration Statements (No. 333-122391 and 333-122392) our consolidated financial statements for the years ended December 31, 2002 and 2003, which were filed as Exhibit 23.1 to amendments to the registration statements referred to above filed with the SEC on July 27, 2005. We disclosed the issue of the consents having been filed without requisite authorization from BDO Seidman in post-effective amendments to the registration statements referred to above filed with the SEC on August 23, 2005. We have been cooperating with the SEC in connection with this matter.

BDO Seidman has not withdrawn any previously granted consents to the incorporation by reference of its reports with respect to our 2002 and 2003 fiscal years in any of our previously filed annual reports or in the Form S-3 registration statements referred to above initially filed on January 31, 2005, and amendments to those registration statements filed prior to July 2005. To seek to obtain new consents for incorporation into our two registration statements in question in this matter, we have engaged our current independent auditors, Odenberg Ullakko Muranishi & Co., LLP, to conduct a new audit of our 2002 and 2003 fiscal years.

The Audit Committee of our Board of Directors is in the process of undertaking a review and investigation of the foregoing matters.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 21, 2005

                                              SPATIALIGHT, INC.

                                              By: /s/ ROBERT A. OLINS
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                                                  Name:  Robert A. Olins
                                                  Title: Chief Executive Officer

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